SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - August 19, 2002
                        --------------------------------
                        (Date of Earliest Event Reported)




                              EQUITY ONE ABS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



      Delaware                      333-81506                52-2029487
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(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.   Other Events.
          -------------

          Filing of Certain Materials.

          Pursuant to Rule 424(b) under the Securities Act of 1933, subsequent to the filing of this Current Report on Form 8-K (the "Form 8-K"), Equity One ABS, Inc. is filing a prospectus and prospectus supplement (the "Prospectus Supplement") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2002-4.

          Incorporation of Certain Documents by Reference.
          ------------------------------------------------

          The consolidated financial statements of Financial Security Assurance Inc. included in, or as exhibits to, the following documents filed by Financial Security Assurance Holdings Ltd. ("FSAH") with the Commission, are hereby incorporated by reference in this Form 8-K: (a) the Annual Report on Form 10-K for the year ended December 31, 2001; (b) the Quarterly Report on Form 10-Q for the period ended March 31, 2002; and (c) the Quarterly Report on Form 10-Q for the period ended June 30, 2002. The consent of PricewaterhouseCoopers LLP to the incorporation by reference of their report on the Annual Report of FSAH in this Form 8-K and to being named as "Experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)       Not applicable.

          (b)       Not applicable.

          (c)       Exhibits:

                    23.1      Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                            ------------------------------------
                                            James H. Jenkins,
                                            Senior Vice President and CFO


Dated:   August 20, 2002

                                  Exhibit Index
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Exhibit           Document
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23.1              Consent of PricewaterhouseCoopers LLP